UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2016

Highlights

●	U.S. stocks advanced in the first half of 2016, a volatile period for global markets that culminated in the UK’s decision in June to leave the European Union.
●	The Institutional Large-Cap Value Fund posted a solid gain in its fiscal year’s first half. The fund underperformed the Russell 1000 Value Index but outpaced its Lipper peer group index.
●	Energy stocks were the fund’s top contributors. The fund benefited from strong stock selection in the sector, which rallied as oil prices rebounded from 13-year lows. Financial stocks detracted the most from returns.

●	The Brexit decision unleashed many uncertainties impacting global business, economics, and trade. While Brexit-induced volatility may upend global financial markets in the near term, it generates opportunities for us to buy our preferred stocks at more attractive valuations.

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Value Fund

Dear Investor

U.S. stocks rose in the first half of 2016, but the advance belied considerable turmoil over the period. After slumping early this year, stocks and oil prices rebounded starting in February as global growth concerns receded and the Federal Reserve signaled that it would proceed cautiously in raising interest rates. The upswing was curtailed at the end of June by the UK’s decision to leave the European Union, which sparked a decline in global markets that briefly pushed major U.S. stock indices into the red for the year. However, a subsequent rally erased Brexit-induced losses and generated a positive return for U.S. stocks for the six months. The Institutional Large-Cap Value Fund posted a solid gain and slightly lagged its benchmark but outperformed its Lipper peer group index of similarly managed funds.

The Institutional Large-Cap Value Fund returned 5.54% for the six months ended June 30, 2016, versus 6.30% for the Russell 1000 Value Index and 4.27% for the Lipper Large-Cap Value Funds Index. Since your fund’s inception on March 31, 2000, it has surpassed both the market and its Lipper peer group index by posting an annualized gain of 7.70% compared with the Russell 1000 Value Index’s return of 6.21% and the Lipper index’s return of 4.57%. The fund’s performance over longer periods versus its peers remained excellent. The Institutional Large-Cap Value Fund is in the top quintile of its Lipper peer group in the trailing 1-, 3-, 5-, and 10-year periods ended June 30, 2016. Based on cumulative total return, Lipper ranked the fund 84 of 494, 59 of 436, 43 of 394, and 42 of 285 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. (Past performance cannot guarantee future results.)

Market Environment

The U.S. stock market’s first-half advance came amid a turbulent period for global financial markets. Stock and oil prices dropped in the first six weeks of the year as investors worried about a worldwide recession resulting from China’s economic slowdown, but they turned around starting in February after Fed officials signaled they would go slower than expected in raising interest rates this year and concerns about a global oil glut receded. The Brexit vote on June 23 derailed the U.S. market’s advance, causing a two-day global stock sell-off and considerable volatility in the currency market. However, stocks rallied in the last three days of June, pushing the major domestic stock indices back into positive territory for the year. Large-caps underperformed mid-cap but outpaced small-caps. Value exceeded growth across the capitalization spectrum, driven by strength in the energy sector and more defensive areas, including utilities and consumer staples.

Oil prices were extremely volatile over the period. U.S. oil prices hit a 13-year settlement low of roughly $26 a barrel in mid-February but rallied sharply in subsequent months, exceeding $50 a barrel in June before settling at roughly $48 a barrel at period-end. Eight of 10 sectors in the Russell 1000 Value Index advanced, led by telecommunication services and utilities, both of which climbed more than 20% as investors bid up dividend-paying stocks. Energy, materials, and consumer staples followed with more modest double-digit returns. Financials fell the most, followed by consumer discretionary.

Portfolio Review

The fund’s energy stocks were the best performers in this year’s first half, a reversal from 2015 when oil and natural gas prices collapsed amid concerns of excess supply and slowing global growth. Global oil majors ExxonMobil and Royal Dutch Shell and oil and gas exploration and production companies Canadian Natural Resources and Apache were solid contributors over the period. All these names generated gains exceeding 20% as U.S. oil prices rebounded from February’s lows and crossed the $50 a barrel threshold in June for the first time in nearly a year. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While energy stocks may be prone to further weakness, we believe that our holdings have attributes that will allow them to hold up even if oil prices remain under pressure. Our energy holdings have solid balance sheets, access to low-cost sources of oil and natural gas, and lower cost structures. ExxonMobil and Royal Dutch Shell remain core holdings for their strong balance sheets and attractive dividend yields. One of our largest purchases over the period was initiating French oil major Total, which we believe has some of the best oil and gas assets and trades at an attractive valuation among the global oil majors. Total is nearing the end of a large capital spending cycle and starting to generate cash from recently completed projects. Moreover, a new management team is cutting costs and focusing on generating strong returns on invested capital. We trimmed Apache because we believed its risk/reward profile became modestly less favorable following the rally in energy stocks.

Utilities contributed significantly to performance as the low interest rate environment drew yield-seeking investors into utilities stocks, which tend to pay hefty dividends and generate dependable earnings. We benefited from positive stock selection and an overweight to the sector, the best-performing sector in the Russell 1000 Value Index. Electricity providers PG&E, AES, and Exelon ranked among your fund’s top contributors. We maintained a sizable exposure to utilities, which we favor for their stable cash flow generation, higher dividend yields, and relatively less downside risk compared with other sectors. Our focus has been on utilities with greater exposure to natural gas, which we think is in the early stages of a cyclical upturn.

Our positioning proved less helpful in financials, which detracted significantly from performance. Most of the fund’s largest decliners were banks and insurance companies whose shares slumped amid concerns related to nonperforming loans to energy companies, difficult trading conditions, and low interest rates globally. June’s Brexit vote dealt another blow to financial stocks. Investors worried that the decision would hurt economic growth in the UK and Europe and spur global central banks to further ease monetary policy, potentially pushing interest rates even lower worldwide and impacting the profitability and stability of many companies in the sector. Bank of America, Morgan Stanley, MetLife, Citigroup, and XL Group ranked among the heaviest detractors. While we made adjustments to some positions—such as reducing Bank of America in favor of adding to Morgan Stanley—we maintained our exposure to financials, our largest sector on an absolute basis. Low interest rates have squeezed profits at financial companies in recent years, but we believe the current low-rate environment is unsustainable over the long term. Once interest rates revert to normalized levels, we believe our financial holdings will generate stronger earnings and, as a result, deliver better stock performance.

Portfolio Strategy and Changes

To put our recent portfolio changes into context, we would like to recap our investment strategy. The Institutional Large-Cap Value Fund seeks to invest in fundamentally strong companies that we believe are temporarily mispriced by the market. To do this, we select individual stocks based on the insights of our global equity research team. Our approach seeks to identify quality investments trading below their intrinsic worth because of a temporary controversy surrounding the company or its business model. We are willing to own companies for a long time, and as a result, we can exploit the valuation anomalies that often arise as companies take the necessary steps to address their problems and return to past levels of profitability. We typically favor companies that have good franchises or brands, have a history of strong returns and cash flow, and trade below their intrinsic value. Stocks that are beaten up, ignored, or passed over by other investors often end up being our best investments in the long run. If we can continue to successfully identify companies with asymmetric return potential, we believe we can beat the market and our peers over time.

We scrutinized each of our holdings and sought to own companies with the best risk/reward profile to ensure that the fund would do well in a variety of environments. Though the market’s advance reduced the number of compelling buying opportunities, we continued to find pockets of value in a range of sectors. We purchased Apple, a tech company long synonymous with growth, but whose shares have slid since mid-2015 as iPhone sales have dropped. We believe that Apple is in the early stages of transitioning from a product-driven growth company into a services-dependent value company. In the meantime, Apple generates tens of billions of cash every year—much of which it could return to shareholders through dividends or share buybacks—and has many ways to unlock value through monetizing its large and loyal customer base. We added Hologic, which makes medical diagnostic equipment to serve the health care needs of women globally. Hologic shares fell amid concerns that sales have peaked for its innovative 3-D mammography system, a big sales driver in recent years, but we think Hologic has a solid business, top management, and strong overseas growth potential. We also purchased Bunge Limited, whose shares sank to multiyear lows early this year after it reported surprisingly weak earnings and gave a bearish outlook. Bunge is a leading agribusiness company and a crucial part of the global food supply chain, and we believed its stock price undervalued the company’s business.

Our sales generally resulted from reducing or eliminating companies whose shares appreciated to a level that we believed reflected their fundamentals. We eliminated chemicals producer Celanese after strong performance in its shares to finance purchases with greater upside potential. Other names we trimmed on strength included Amgen, Pfizer, and Marsh & McLennan. As always, our stock sales reflect our views on a company’s valuation and not the quality of its business.

Outlook

The U.S. economy continued to strengthen in the past six months, but the risks for investors have grown following the Brexit vote. Last December, we expressed concern about the strong U.S. dollar, China’s slowdown, a tepid U.S. recovery, and the collapse in commodity prices. Despite this year’s commodities recovery, most of these risks still persist, though Brexit-induced uncertainty has superseded these concerns for now. Many private economists promptly reduced their near-term growth forecasts for the UK and the eurozone following the Brexit vote. But we believe that only time will tell whether Brexit ends up being a disruptive event on the same scale as the 2007–2008 global financial crisis or a tempest in a teapot. We anticipate that the U.S. stock market will lurch between these two extremes as Brexit’s longer-term consequences become clearer.

We remain concerned about the strong dollar, which faces renewed upward pressure due to greater risk aversion. Because a strong dollar hurts the profitability of U.S. companies doing business overseas, its rise has fueled concerns about corporate earnings, which have been declining for more than a year. Analysts surveyed by FactSet currently project that S&P 500 companies will report a slight increase in earnings and revenue this year, but a stronger dollar could thwart the expected earnings recovery. A surprise revaluation in China’s currency is another risk. The yuan sank to an almost six-year low versus the dollar after China’s central bank guided the currency lower following the Brexit vote. Though a weaker yuan helps Chinese exporters, it hurts the competitiveness of firms outside China, increases downward pressure on other emerging markets currencies, and worsens deflationary pressures globally.

Geopolitical events—which are nearly impossible to predict—will likely have an outsized impact on financial markets in the coming months. We continue to expect a volatile U.S. stock environment for the rest of 2016 as investors alternately focus on the positive and negative forces driving the market. While we realize that volatility can be unnerving for many investors, we would remind shareholders that volatility also yields stock-picking opportunities for active managers. Regardless of the stock market’s day-to-day performance, we are committed to our investment strategy of investing in high-quality companies that are trading below their intrinsic value and maintaining a long-term horizon to give them time to reach their full potential.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Heather McPherson

Mark S. Finn

John D. Linehan
Co-portfolio managers of the fund

July 22, 2016

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Value Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2016 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/16	Value 12/31/15
T. Rowe Price Reserve Investment Fund	¤	¤	$ 89	$ 54,530	$ 20,791
T. Rowe Price Short-Term Reserve Fund	¤	¤	–^	–	6,761
Totals			$ 89	$ 54,530	$ 27,552

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 54,530
Dividend income	89
Interest income	–
Investment income	$ 89
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2016 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,295,659)	$	2,703,433
Receivable for investment securities sold		22,443
Dividends receivable		4,088
Receivable for shares sold		1,753
Cash		187
Other assets		98
Total assets		2,732,002
Liabilities		
Payable for investment securities purchased		22,838
Investment management fees payable		1,213
Payable for shares redeemed		605
Due to affiliates		6
Other liabilities		108
Total liabilities		24,770
NET ASSETS	**$**	**2,707,232**
Net Assets Consist of:		
Undistributed net investment income	$	25,460
Accumulated undistributed net realized gain		35,743
Net unrealized gain		407,773
Paid-in capital applicable to 136,560,525 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		2,238,256
NET ASSETS	**$**	**2,707,232**
NET ASSET VALUE PER SHARE	**$**	**19.82**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2016 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On June 30, 2016, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled $0 for the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $574,458,000 and $439,937,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $2,324,716,000. Net unrealized gain aggregated $378,716,000 at period-end, of which $468,476,000 related to appreciated investments and $89,760,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements., if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware court due to a proxy voting error in 2013 (the Offer). The payment from Price Associates was received in cash on June 10, 2016. Subsequently, a final settlement to the appraisal action was negotiated with Dell, pursuant to which the fund received the original merger consideration plus negotiated interest. The negotiated interest, net of contingent legal fees, approximated $0.75 per Dell share and was received by the fund on June 30; the original merger consideration was received on July 1. The settlement from Dell is reflected as realized gain/loss on securities in the accompanying financial statements. The payment from Price Associates, reduced by the settlement from Dell in accordance with the terms of the Offer, was $5,013,000 and increased the fund’s total return by 0.18% for the six months ended June 30, 2016. The amount paid by Price Associates may be further increased or decreased in the future, in the event there is a court-determined change in the fair valuation of Dell shares on appeal, or payment is received by the fund from any other source to compensate for the loss of value on its Dell shares.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account, and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016